UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

Shepherd’s Finance, LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-263759

Delaware	36-4608739
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

13241 Bartram Park Blvd., Suite 2401, Jacksonville, Florida 32258

(Address of principal executive offices, including zip code)

(302) 752-2688

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Shepherd’s Finance, LLC (the “Company”), hereby amends its Current Report on Form 8-K dated February 21, 2024, for the purpose of filing the financial statements and pro forma financial information with respect to the Company’s acquisition of 100% of the membership interests in 339 Justabout Land Co., LLC in accordance with Rule 3-05 and Article 11 of Regulation S-X.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

Independent Auditor’s Report
Consolidated Financial Statements as of and for the Years Ended December 31, 2023, 2022 and 2021
Notes to Consolidated Financial Statements

(b) Pro forma financial information.

Unaudited Pro Forma Consolidated Balance Sheet as of the Year Ended December 31, 2023
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2023
Notes to Unaudited Pro Forma Consolidated Financial Statements

339 JUSTABOUT LAND CO., LLC

AUDITED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023, 2022, and 2021

Independent Auditor’s Report

To Management

339 Justabout Land Co.LLC

Canonsburg, Pennsylvania

Opinion

We have audited the accompanying financial statements of 339 Justabout Land Co, LLC which comprise the balance sheets as of December 31, 2023, 2022, and 2021 the related statements of income, statements of members’ equity, and statements of cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 339 Justabout Land Co., LLC as of December 31, 2023, 2022, and 2021 and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of 339 Justabout Land Co., LLC and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about 339 Justabout Land Co., LLC ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with general accepted auditing standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of 339 Justabout Land Co.’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about 339 Justabout Land Co.’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

W.B. Kania & Associates, LLC

Uniontown, Pennsylvania

April 25, 2024

F-2

339 Justabout Land Co, LLC

Balance Sheets

As of December 31, 2023, 2022, and 2021

(in thousands of dollars)	2023	2022	2021

Assets
Cash and cash equivalents	$70	$–	$—
Intercompany Receivable	962	–	—
Development Assets	6,763	4,485	46
Total assets	$7,795	$4,485	$46
Liabilities and Members’ Capital
Accounts Payable	$417	$21	$46
Intercompany Payable	–	343	—
Notes Payable	7,348	4,121	—
Total liabilities	$7,765	$4,485	$46
Members’ Capital
Members’ capital	$30	$–	$—

Total liabilities and members’ capital	$7,795	$4,485	$46

See Independent Auditor’s Report and Accompanying Notes to Financial Statements.

F-3

339 Justabout Land Co, LLC

Statements of Operations

For the years ended December 31, 2023, 2022 and 2021

(in thousands of dollars)	2023	2022	2021

Revenue
Revenue from the sale of development assets	$390	$-	$-
Cost of revenue	359	-	-
Gross Profit	$31	$-	$-

Operating Expense
Operating Expenses	1	-	-

Net income	$30	$-	$-

See Independent Auditor’s Report and Accompanying Notes to Financial Statements.

F-4

339 Justabout Land Co, LLC

Statements of Changes in Members’ Capital

For the years ended December 31, 2023 and 2022

(in thousands of dollars)	2023	2022	2021

Members’ capital, beginning balance	$-	$-	$
Net income	30	-		-
Members’ capital, ending balance	$30	$-		$-

See Independent Auditor’s Report and Accompanying Notes to Financial Statements.

F-5

339 Justabout Land Co, LLC

Statements of Cash Flows

For the years ended December 31, 2023 and 2022

(in thousands of dollars)	2023	2022

Cash flows from operations
Net income	$30	$-
Adjustments to reconcile net income to net cash provided by operating activities
Gain on sale of development assets	(31)	-
Net change in operating assets and liabilities:
Accounts payable	396	(25)

Net cash provided by operating activities	395	(25)

Cash flows from investing activities
Additions for purchase and development of development assets	(2,637)	(4,439)
Proceeds from sale of development assets	390	-

Net cash used in by investing activities	(2,247)	(4,439)

Cash flows from financing activities
Increase in Notes payable	3,227	4,121
Change in Intercompany receivable/payable	(1,305)	343

Net cash (used in) provided by financing activities	1,922	4,464

Net change in cash, cash equivalents and restricted cash	70	-

Cash, cash equivalents and restricted cash
Beginning of period	-	-
End of period	$70	$-

See Independent Auditor’s Report and Accompanying Notes to Financial Statements.

F-6

339 Justabout Land Co, LLC

Notes to Financial Statements

Information presented throughout these notes to the financial statements is in thousands of dollars.

1. Description of Business

339 Justabout Land Co, LLC (the “Company”, “we”, or “our”) was formed as a Pennsylvania limited liability company in 2021. The Company operates pursuant to its Limited Liability Company Agreement by and among Mark and Barrett Hoskins.

The Company was formed to purchase a 52 acres tract of land in Peters Township, a suburb of Pittsburgh, Pennsylvania, and then to develop the property into 61 lots which it will then sell, some to another company owned by its owners, and some to third party builders.

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. It is reasonably possible that market conditions could deteriorate, which could materially affect our financial position, results of operations and cash flows. Among other effects, such changes could result in the need to impair our development assets and incur more costs in accrued interest.

Accrual of interest

Interest is accrued on the third party notes payable into the development asset.

Cash and Cash Equivalents

Management considers highly-liquid investments with original maturities of three months or less to be cash equivalents. The Company maintains its cash account in a deposit account which, at times, may exceed federally insured limits. The Company monitors this bank account and does not expect to incur any losses from such account.

Impaired Development Assets

A development asset is considered impaired if the expected revenue does not exceed the expected total cost, including expected accrued interest, of the development. The company has not impaired its development assets.

Income Taxes

We are organized as pass-through entities under the Internal Revenue Code. As such, taxes are the responsibility of the members. Other significant taxes for which the Company is liable are recorded on an accrual basis.

Risks and Uncertainties and Concentration

The Company is subject to many of the risks common to the residential real estate development industry, such as general economic conditions, decreases in lot values, decreases in demand for lots, increases in development costs, and development costs exceeding expectations. All of our assets are concentrated in a suburb of Pittsburgh, Pennsylvania, so the above listed factors significant to our business are based on that market.

F-7

3. Fair Value Measurements

The FASB ASC Topic “Financial Instruments” clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable.

Disclosure includes reporting hierarchy in which fair value measurements in their entirety fall, segregating fair value measurements using quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2), and significant unobservable inputs (Level 3). The carrying amount of cash, accounts receivable, and accounts payable and accrued expenses approximates fair value due to the short maturity of these financial instruments. The carrying value of long-term debts approximates fair value because those financial instruments bear interest at rates that approximate current market rates for loans with similar maturities and credit quality.

4. Development Assets

We invested capital in 2021 in engineering for the property we purchased in January of 2022. We continued to invest in permitting and development of the land. In 2023 we sold 1 lot and a conservation easement. More lot sales are expected in 2024 and beyond.

The following table is a roll forward of development assets:

	December 31, 2023	December 31, 2022

Beginning balance	$4,485	$46
Gain on sale of real estate investments	31	-
Proceeds from the sale of real estate investments	(390)	-
Additions for construction, land and development and interest	2,637	4,439
Ending balance	$6,763	$4,485

5. Borrowings

The following table displays our borrowings and a ranking of priority:

	Priority Rank	December 31, 2023	December 31, 2022
Borrowing Source
Shepherd’s Finance, LLC	1	$5,412	$2,786
Hanna Holdings, Inc.	2	1,425	1,335
Sheldon Investments, LLC	3	511	-

Total		$7,348	$4,121

The following table shows the maturity of outstanding debt as of December 31, 2023:

Year Maturing	Total Amount Maturing	Shepherd’s Finance, LLC	Hanna Holdings, Inc.	Sheldon Investments, LLC
2024	$5,923	$5,412	$-	$511
2025	-	-	-	-
2026	-	-	-	-
2027	1,425	-	1,425	-
2028 and thereafter	-	-	-	-
Total	$7,348	$5,412	$1,425	$511

F-8

Secured Borrowings

Line of Credit with Shepherd’s Finance, LLC

This loan was for the purchase and development of the property. Interest has been paid with an interest escrow funded by lot sales from other BMH.

●	Principal not to exceed $8,500;
●	Secured by a lien against our property;
●	The interest rate is the lender’s cost of funds plus 7%;
●	Due upon demand, but assuming no demand, it is payable with a payoff associated with each lot sale.

Loan with Hanna Holdings, Inc.

This loan was to purchase the property, in second position behind the Shepherd’s Finance, LLC mortgage.

●	Principal not to exceed $1,250;
●	Secured with a second position mortgage;
●	7% interest rate;
●	Due in December of 2027, but payable with a payoff associated with each lot sale. Interest accrues and is paid upon each payoff of principal, on the principal amount being paid back.

Line of Credit with Sheldon Investments

This loan was to supply operating cash for BMH, which balance is part of the intercompany receivable as of December 31, 2023. position behind the Shepherd’s Finance, LLC and Hanna Holdings, Inc. mortgages.

●	Principal not to exceed $500;
●	Secured with a third position mortgage;
●	13% interest rate;
●	The principal and interest is due with the first five lot sales.

6. Related Party Transactions

Our owners, Mark and Barrett Hoskins, also own Benjamin Marcus Homes, LLC (“BMH”). BMH has an intercompany debt account with us reflected on the balance sheet. BMH also purchased a lot for $325 in December of 2023.

7. Subsequent Events

In February of 2024, we were purchased from our owners by our primary lender, Shepherd’s Finance, LLC (“Shepherd’s”). In the transaction, Shepherd’s paid our owners $3,000 plus the amount of our intercompany debt. Our owners put that money into BMH, which used some of the proceeds to repay our intercompany account to bring the balance to $0. We were purchased subject to the debt obligations.

Mark and Barrett Hoskins signed a management contract with Shepherd’s to manage us, and signed an option agreement to buy lots from us.

Also in February, we signed a contract to sell 24 of the 61 lots we are developing to DR Horton. That contract is expected to close in 2025.

Also in February we repaid the Sheldon Investments loan in full.

F-9

Shepherd’s Finance, LLC

Consolidated Pro Forma Balance Sheets - Unaudited

As of December 31, 2023

(in thousands of dollars)	339 Justabout Land Co, LLC	Shepherds Finance, LLC	Pro Forma Adjustments for Acquisition		Pro Forma Combined

Assets
Cash and cash equivalents	$70	$3,522	$	A(3,000)	$592
Accrued interest receivable	-	1,171		-	1,171
Loans receivable, net	-	58,130		B,C(4,450)	53,680
Real estate investments	6,763	435		A3,000	10,198
Foreclosed assets, net	-	130		-	130
Premises and equipment	-	828		-	828
Other assets	962	618		B(962)	618
Total assets	7,795	64,834		(5,412)	$67,217
Liabilities, Redeemable Preferred Equity, and Members’ Capital
Customer interest escrow	$-	292		-	$292
Accounts payable and accrued expenses	417	609		-	1,026
Accrued interest payable	186	3,861		-	4,047
Notes payable secured, net of deferred financing costs	7,162	21,519		B(5,412)	23,269
Notes payable unsecured, net of deferred financing costs	-	31,786		-	31,786
Total liabilities	7,765	58,067		(5,412)	$60,420

Commitments and Contingencies

Redeemable Preferred Equity
Series C preferred equity	$-	$4,773		$-	$4,773

Members’ Capital
Series C preferred equity	-	-		-	-
Class A common equity	30	1,994		-	2,024
Members’ capital	$30	$1,994		$-	$2,024

Total liabilities, redeemable preferred equity and members’ capital	$7,795	$64,834		$(5,412)	$67,217

F-10

Shepherd’s Finance, LLC

Interim Consolidated Pro Forma Statements of Operations - Unaudited

For the Year Ended December 31, 2023

(in thousands of dollars)	339 Justabout Land Co, LLC	Shepherds Finance, LLC	Pro Forma Adjustments for Acquisition		Pro Forma Combined

Net Interest Income
Interest and fee income on loans	$-	$11,554	$	D(796)	$10,758
Interest expense:
Interest related to secure borrowings	-	2,263			2,263
Interest related to unsecured borrowings	-	3,261		E(796)	2,465
Interest expense	$-	$5,524		$(796)	$4,728

Net interest income	-	6,030		-	6,030

Less: Credit loss provision	-	737		-	737
Net interest income after credit loss provision	-	5,293		-	5,293

Non-Interest Income
Gain on sale of foreclosed assets	$-	$8		$-	$8
Gain on sale of real estate investments	31	10		-	41
Other income	-	80		-	80
Total non-interest income	$31	$98		$-	$129

Income before non-interest expense	31	5,391		-	5,422

Non-Interest Expense
Selling, general and administrative	$1	$2,696		$-	$2,697
Depreciation and amortization	-	81		-	81
Loss on the sale of foreclosed assets	-	34		-	34
Impairment loss on foreclosed assets	-	2		-	2
Total non-interest expense	$1	$2,813		$-	$2,814

Net Income	$30	$2,578		$-	$2,608

Net income attributable to preferred equity holders	$-	$584		$-	$584

Net income attributable to common equity holders	$30	$1,994		$-	$2,024

F-11

Note 1. Basis of Presentation

The pro forma financial information has been prepared in accordance with Article 11 of Regulation S-X and has been compiled from historical consolidated financial statements prepared in accordance with U.S. GAAP and should be read in conjunction with the Form 10-K for the year ended December 31, 2023 for Shepherd’s Finance, LLC (the “Company”). This pro forma financial information is presented for informational purposes only and is not necessarily indicative of what the combined company’s results of operations actually would have been had the acquisition of 339 Justabout Land Co, LLC (“339”) been completed as of January 1, 2023. In addition, this pro forma financial information does not purport to project the future operating results of the combined company.

The accompanying unaudited pro forma combined financial statements were prepared using the acquisition method of accounting in accordance with Accounting Standards Codification 805, ‘‘Business Combinations’’ (‘‘ASC 805’’) and are based on the annual audited historical financial information of the Company, and annual audited historical financial information of 339. For purposes of the unaudited pro forma combined balance sheet, the purchase price consideration has been allocated to the assets acquired and liabilities assumed of 339 based upon preliminary estimate of their fair values as of the acquisition date. Accordingly, the purchase price allocation and related adjustments reflected in the unaudited pro forma combined financial information are preliminary.

Management believes that the assumptions used provide a reasonable basis for presenting the significant effects of the Acquisition, and that the pro forma adjustments in the unaudited pro forma combined financial information give appropriate effect to those assumptions.

Pro forma information is intended to reflect the impact of the acquisition of 339 on the Company’s historical financial position and results of operations through adjustments that are directly attributable to the transaction, that are factually supportable and, with respect to the pro forma combined statements of operations that are expected to have a continuing impact. This information in the accompanying footnotes provide a description of each of the pro forma adjustments from each line item in the pro forma combined financial statements together with information explaining how the adjustments were derived or calculated.

Note 2. Purchase Price Allocation

The following table summarizes the preliminary purchase price for 339 acquisition (in thousands):

Acquisition Consideration

Gross purchase price	$3,892
Debt of 339 to the Company	6,122
Immediate repayment of previous 339 owner of intercompany debt	(892)
Purchase consideration	$9,122

The purchase price has been allocated to the acquired assets and assumed liabilities based on estimated fair values. The table below provides the provisional recording of assets acquired and liabilities assumed as of the acquisition date.

F-12

Amounts recognized as of the acquisition date
(in thousands)
Purchase Consideration	$9,122

Fair value of identified assets acquired:
Cash	$4
Real estate investments	11,330
Total identifiable assets	11,334

Fair value of liabilities assumed:
Current liabilities	462
Other liabilities	1,750
Total liabilities assumed	2,212

Net identifiable assets acquired	$9,122

Goodwill	$-

The allocation presented above is based upon management’s estimate of the fair values using valuation techniques including appraisals and purchase contracts, as well as estimating completion costs and future interest costs. In estimating the fair value of the identifiable acquired assets and assumed liabilities, the fair value estimates are based on, but not limited to, expected future revenue and cash flows and estimated discount rates. Except for real estate assets, all assets and liabilities are estimated at their historical carrying values, which approximates fair value. Because of the management contract we have with the seller of 339, we don’t expect any goodwill to exist for this transaction.

F-13

Note 3. Pro Forma Adjustments

Balance Sheet

The following adjustments correspond to those included in the pro forma unaudited combined balance sheet as of December 31, 2023:

A.	On February 15, 2024 the Company purchased 339 for $3,000 in cash, from available cash. The investment of $3,000 increased our investment in real estate assets. This is reflected in these two lines of the proforma
B.	The intercompany debt of a related party of the seller of 339 to the Company, which was paid off on the purchase date, needs to be eliminated and reflected in a note receivable of the Company from the seller. This is reflected as a decrease in the intercompany notes receivable, and an increase in loans receivable of $962.
C.	At the purchase date, the 339 owed the Company a loan. That balance as of the proforma balance sheet date was $5,412. That amount is reduced from notes payable by 339 and loans receivable by the Company.
D.	$741of the $796 is the gross interest income from 339 to the Company for 2023. If the Company had purchased 339 at the beginning of 2023, this would have been $0, so it is subtracted here. The Company charged the seller a loan fee in early 2023 which was relieved during 2023. That fee would have been based on a smaller commitment amount because 339 would not have been owned by the seller. Using almost a full year of reduction in that commitment amount of $1.5 million at the annual fee of 4% results in a $55 reduction in fee income, reflected here.
E.	If the Company had owned 339 for the whole year of 2023, we would have capitalized interest related to that asset for the whole year. The $741 actual interest cost paid by 339 during 2023 was at an average interest rate of 18.3%. That yields a weighted average loan balance of $4,049. We add to that the $3,000 we would have invested at the beginning of 2023, and then take that total times our average cost of funds, which was 11.3%. That result is $796.

F-14

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shepherd’s Finance, LLC

Date: May 1, 2024	By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Chief Executive Officer and Manager